SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               MENTOR INCOME FUND
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                     [LOGO]
                                  INCOME FUND

Dear Shareholder,

     We are pleased to present to you proxy materials for the 1996 Annual Meeting of Shareholders of Mentor Income Fund, Inc. (the "Fund"). The Meeting will be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219 on August 28, 1996 at 10:00 a.m. for the following purposes:

     1. To elect two Directors to hold office for the term specified and until their successors are duly elected and qualified.

     2. To ratify or reject the selection of Coopers & Lybrand as independent accountants for the Fund for the fiscal year ending October 31, 1996.

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     If you will not be able to attend the Annual Meeting, we urge you to complete, date and sign the enclosed proxy voting card. A self-addressed, postage-paid envelope has been provided for your convenience. It is very important that we receive your voting instructions no later than August 21, 1996. Please submit the proxy card by this date; failure to do so could result in the Fund incurring further proxy solicitation expenses. If you hold Fund shares in more than one account, you may receive more than one proxy package. Please make sure that you return separate proxy cards for the separate holdings.

     We look forward to seeing you at the Annual Meeting and appreciate your continued interest in the Fund.

Sincerely,

/s/ WESTON E. EDWARDS                        /s/ PAUL F. COSTELLO
    Weston E. Edwards                            Paul F. Costello
    CHAIRMAN OF THE BOARD                        PRESIDENT

                            MENTOR INCOME FUND, INC.
                     Riverfront Plaza, 901 East Byrd Street
                            Richmond, Virginia 23219

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                AUGUST 28, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Shareholders of Mentor Income Fund, Inc. (the "Fund"), a Virginia corporation, will be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219 on August 28, 1996 at 10:00 a.m. for the following purposes:

     1. To elect two Directors to hold office for the term specified and until their successors are duly elected and qualified.

     2. To ratify or reject the selection of Coopers & Lybrand as independent accountants of the Fund for the fiscal year ending October 31, 1996.

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Every shareholder of record as of the close of business on July 19, 1996 will be entitled to vote at the Meeting and any adjournment thereof. Please respond -- your vote is important. Whether or not you plan to attend the Meeting, please complete, sign and mail the enclosed proxy voting card in the envelope provided. It is important that your proxy be received no later than August 21, 1996 to assure that your proxy will be voted.

                                      By Order of the Board of Directors,

                                      /s/ JOHN M. IVAN
                                          John M. Ivan
                                          SECRETARY

August 2, 1996

                            MENTOR INCOME FUND, INC.
                     Riverfront Plaza, 901 East Byrd Street
                            Richmond, Virginia 23219

                                PROXY STATEMENT

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                AUGUST 28, 1996

     This Proxy Statement and Notice of Meeting with accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Mentor Income Fund, Inc. (the "Fund"), a Virginia corporation, for use at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m. on August 28, 1996 at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, and any adjournment thereof (the "Meeting"). The Fund's annual report for the fiscal year ended October 31, 1995, including financial statements, and semi-annual report for the period ended April 30, 1996, have been previously mailed to shareholders. The annual report and/or semi-annual report are provided upon request without charge. Such request should be addressed to Mentor Investment Group, Inc., Investor Relations Office, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219 -- telephone (800) 825-5353.

     The date of mailing of this proxy statement was on or about August 2, 1996.

     Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted for the election of the nominees for Director and in favor of the proposal set forth in the attached Notice of the Meeting. A proxy may be revoked at any time prior to its use. It may be revoked by filing with the Secretary of the Fund an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and election to vote in person.

     The cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, proxies may be solicited by Directors, Officers and regular employees and agents of the Fund without compensation therefor. The Fund may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

     As of July 12, 1996, there were 11,817,776 shares of the Fund outstanding. Each share of record as of the close of business on July 19, 1996 will be entitled to one vote on all matters presented at the Meeting. The shares of the Fund do not have cumulative voting rights. As of July 12, 1996, all the Directors and Officers and the nominees for election as a Director of the Fund, as a group, owned beneficially 51,586 Fund shares (less than 1% of the total outstanding shares). As of July 12, 1996, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Fund shares.

     As of July 12, 1996 the Fund had net assets of $114,294,615.

     Shareholder proposals to be presented at the next Annual Meeting of shareholders must be received at the Fund's office, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, no later than November 29, 1996.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the proxy holders will vote proxies which vote FOR any proposals in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposals against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

1. ELECTION OF DIRECTORS

     The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, each having a term of three years. Each year the term of office of one class will expire. Messrs. J. Garnett Nelson and Daniel J. Ludeman have been nominated for three-year terms to expire at the 1999 Annual Meeting of Shareholders and until each of their successors is duly elected and qualified. Mr. Nelson has been a Director of the Fund since 1991. Mr. Ludeman has been a Director of the Fund since 1993. Each nominee has consented to serve as a Director if elected. It is not expected that either nominee will be unable to serve as a Director; however, if that should occur for any reason prior to the Meeting, the proxy holders will vote in their discretion for another person of their choice. The following table provides information concerning the nominees for election as Director and each Director of the Fund.


                                                                                               SHARES OWNED
                                                                                               BENEFICIALLY
    NAME, ADDRESS AND                                                            DIRECTOR         AS OF
  OFFICES WITH THE FUND               PRINCIPAL OCCUPATION AND AGE                 SINCE      JULY 19, 1996
   CLASS III NOMINEES TO SERVE UNTIL THE 1999 ANNUAL MEETING OF SHAREHOLDERS:

J. Garnett Nelson          President, Mid-Atlantic Holdings, L.L.C. (since         1991           7,017**
101 Shockoe Slip           February 1995); Senior Vice President, The Life
Richmond, VA 23219         Insurance Company of Virginia (1990- February
Director                   1995); Senior Executive Director, Aon Advisers,
                           Inc. (1990-February 1995); Director, Life of
                           Virginia Series Fund, Inc. (since 1990); Director,
                           Aon Asset Management Fund, Inc. (since 1991);
                           Director, Lawyers Title Corporation (since 1991);
                           Investment Advisory Board, Virginia Retirement
                           System (since April 1995). (Age 57)

Daniel J. Ludeman*         Chairman and Chief Executive Officer, Mentor            1993           3,000**
901 East Byrd Street       Investment Group, Inc. (since July 1991); Managing
Richmond, VA 23219         Director, Wheat First Securities, Inc. (since July
Director                   1987); Managing Director, Wheat First Butcher
                           Singer, Inc.; Chairman and Trustee, Mentor Funds,
                           Cash Resource Trust and Mentor Institutional
                           Trust. (Age 39)

     CONTINUING DIRECTORS. The balance of the current Directors consists of one Class I Director and one Class II Director, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown below. Mr. Edwards was elected at the 1994 Annual Meeting of Shareholders and Mr. Barrentine was elected at the 1995 Annual Meeting of Shareholders. The Directors are as follows:


                                                                                               SHARES OWNED
                                                                                               BENEFICIALLY
    NAME, ADDRESS AND                                                            DIRECTOR         AS OF
  OFFICES WITH THE FUND               PRINCIPAL OCCUPATION AND AGE                 SINCE      JULY 19, 1996
                                     CLASS I (TERM EXPIRING IN 1997)

Weston E. Edwards          President, Weston Edwards & Associates (business        1988          36,133**
361 Forest Avenue          brokers and consultants) (September 1994-present
Suite 205                  and July 1988-July 1993); President, Smart
Laguna Beach, CA 92651     Mortgage Access, Inc. (July 1993-September 1994);
Chairman of the Board      Founder and Chairman, the Housing Roundtable
                           (since February 1981). (Age 62)


                        CLASS II (TERM EXPIRING IN 1998)


Jerry R. Barrentine        Executive Vice President and CFO, Barclays              1988           5,436**
4828 Parkway Plaza Blvd.   American/Mortgage Corporation (financial services)
Charlotte, NC 28217        (since November 1992); Managing Partner,
Director                   Barrentine Lott & Associates, Inc. (financial
                           services consultants) (November 1981-November
                           1992). (Age 62)

 * Mr. Ludeman is an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his association with Commonwealth Investment Counsel, Inc. Messrs. Barrentine, Edwards and Nelson are not "interested persons" of the Fund as that term is defined in the 1940 Act.

** Less than 1% of the total outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays Mr. Edwards, as Chairman of the Board, an annual fee of $24,000, and pays Messrs. Barrentine and Nelson an annual fee of $16,000, plus an attendance fee for each Director of $1,000 per meeting plus out-of-pocket expenses. Mr. Ludeman, as an "interested person" of the Fund, does not receive a fee for his services as a Director of the Fund. The direct aggregate and total remuneration (including reimbursement of such expenses) paid to all Directors as a group for the fiscal year ended October 31, 1995 was $67,000.

     The following table sets forth aggregate compensation paid by the Fund to each non-interested Director during the fiscal year ended October 31, 1995, as well as the total compensation paid by the Fund and other funds advised by the Investment Manager to each Director.

                                       PENSION OR RETIREMENT     TOTAL COMPENSATION
                       AGGREGATE        BENEFITS ACCRUED AS          FROM FUND
                      COMPENSATION          PART OF FUND            COMPLEX PAID
 NAME OF DIRECTOR      FROM FUND              EXPENSES              TO DIRECTORS
Jerry R. Barrentine     $ 20,000                None                  $ 20,000
Weston E. Edwards         28,000                None                    28,000
J. Garnett Nelson         19,000                None                    19,000

SUPPLEMENTAL INFORMATION

     Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. The Officers of the Fund, other than those who are Directors or nominees for Director, are as follows: Paul F. Costello (Age 35), President; Terry L. Perkins (Age 49), Treasurer; John M. Ivan (Age 41), Secretary; Michael A. Wade (Age 29), Assistant Treasurer; and Sander M. Bieber (Age 46), Assistant Secretary. During the past five years, the principal occupations of the Officers have been as follows: Paul F. Costello -- President (since June 1994) -- Managing Director of Mentor Investment Group, Inc. and
Wheat First Butcher Singer, Inc. (since June 1994) -- Senior Vice President, Commonwealth Advisers, Inc. and Mentor Distributors, Inc. (since February 1992)
- -- Executive Vice President and Chief Administrative Officer, America's Utility Fund, Inc.; Director, Mentor Perpetual Advisers, L.L.C. and Mentor Trust
Company; Formerly, Director, President and Chief Executive Officer, First Variable Life Insurance Company; President and Chief Financial Officer, Variable Investors Series Trust; President and Treasurer, Atlantic Capital & Research, Inc. (August 1986-February 1992). Terry L. Perkins -- Treasurer (since December
1988) -- Senior Vice President, Mentor Investment Group (since April 1996); Formerly, Vice President of Mentor Investment Group, Inc. (August 1993-April
1996) -- Controller (June 1992-August 1993) and Assistant Secretary and Compliance Officer (December 1988-August 1993), Ryland Capital Management, Inc. John M. Ivan -- Secretary (since June 1994) -- Managing Director, Director of Compliance and Assistant Secretary (since September 1992) and Assistant General Counsel (since July 1984), Wheat First Butcher Singer, Inc. Michael A. Wade -- Assistant Treasurer (since June 1995) -- Accounting Manager and Associate Vice President of Mentor Investment Group, Inc. (since April 1994); Formerly, Senior Accountant, Wheat First Butcher Singer, Inc. (April 1993-March 1994); Audit Senior, BDO Seidman (July 1989-March 1993). Sander M. Bieber -- Assistant Secretary (since December 1994) -- Partner with the law firm of Dechert Price & Rhoads (since 1981), counsel to the Fund.

     The Fund has a standing Audit Committee currently consisting of Messrs. Barrentine, Edwards and Nelson, each of whom is a Director and not an interested person of the Fund. The Audit Committee reviews both the audit and nonaudit work of the Fund's independent accountants, submits a recommendation to the Board of Directors as to the selection of independent accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Fund has no other committees of the Board of Directors.

     Under the securities laws of the United States, the Fund's Directors, its Officers, and any persons holding more than ten percent of the Fund's common stock, as well as affiliated persons of the Investment Manager, are required to report their ownership of the Fund's common stock and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during 1995. All of these filing requirements were satisfied by the Fund's Directors and Officers, except a statement of changes in beneficial ownership of securities filed on behalf of Mr. Barrentine, which was inadvertently filed late. In making these statements, the Fund has relied on the representations of its incumbent Directors and Officers and copies of the reports that they have filed with the Commission.

     During the fiscal year ended October 31, 1995, there were four meetings of the Board of Directors and two meetings of the Audit Committee. All of the incumbent Directors attended at least 75% of the Board meetings and all of the Audit Committee members attended the meetings of the Audit Committee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS OF THE FUND.

2. APPROVAL OF INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand, 217 E. Redwood Street, Baltimore, Maryland 21202, have been the independent accountants of the Fund since its inception, and have audited the Fund's financial statements for the fiscal year ended October 31, 1995. At a meeting held on December 12, 1995, upon recommendation of the Audit Committee, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, recommended the appointment of Coopers & Lybrand as independent accountants of the Fund for the fiscal year ending October 31, 1996.

     The Fund is advised that neither the firm of Coopers & Lybrand nor any of its members has any material direct or indirect financial interest in the Fund. Representatives of Coopers & Lybrand are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING OCTOBER 31, 1996.

3. OTHER BUSINESS

     The Board of Directors know of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed Proxy will be voted in accordance with the best judgment of the persons named in the Proxy.

                      THE INVESTMENT MANAGEMENT AGREEMENT

     Commonwealth Investment Counsel, Inc. ("CIC" or the "Investment Manager"), a Virginia corporation, has been Investment Manager of the Fund since August 27, 1993. The Investment Manager is a wholly-owned subsidiary of Mentor Investment Group, Inc., which, in turn, is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. The business address of each of the foregoing is 901 East Byrd Street, Richmond, Virginia 23219.

                               THE ADMINISTRATOR

     Pursuant to an Administration Agreement dated August 27, 1993, Mentor Investment Group, Inc. serves as the Fund's Administrator.

                                 VOTES REQUIRED

     The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. The election of the nominee to the Board of Directors, as set forth in Proposal 1, will require the vote of the holders of a plurality of the Fund's shares present or represented by proxy at the Meeting. Ratification of the selection of the accountants, as set forth in Proposal 2, will require the vote of the holders of a majority of the Fund's shares present or represented by proxy at the Meeting.

     If the accompanying form of proxy is executed properly and returned properly, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of the Director and FOR the other proposals as set forth herein. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as Shares that are present but have not been voted. For this reason, abstentions and broker "non-votes" will be counted as negative votes for purposes of obtaining approval of Proposal I and Proposal II.

     YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY.